                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                   TVIA INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                [LOGO OF TVIA]

                                  TVIA, INC.
                               4001 Burton Drive
                         Santa Clara, California 95054
                                (408) 982-8588

                                                                  July 11, 2001

Dear Stockholder:

   You are cordially invited to attend the Annual Meeting of Stockholders of Tvia, Inc. that will be held on Tuesday, August 21, 2001, at 1:00 p.m. at the Company's offices at 4001 Burton Drive, Santa Clara, California.

   The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

   After reading the Proxy Statement, please mark, date, sign and return, at your earliest convenience, the enclosed proxy in the enclosed prepaid envelope, to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON. Your vote is important, so please return your proxy promptly.

   A copy of our 2001 Annual Report to Stockholders is also enclosed.

   The Board of Directors and management look forward to seeing you at the meeting.

                                        Sincerely yours,

                                        /s/ Kenny Liu

                                        Kenny Liu
                                        Chairman and Chief Executive Officer

                                  TVIA, INC.

                               ----------------

                   Notice of Annual Meeting of Stockholders
                          To Be Held August 21, 2001

                               ----------------

To the Stockholders of Tvia, Inc.:

   The Annual Meeting of Stockholders of Tvia, Inc., a Delaware corporation (the "Company"), will be held at the Company's offices at 4001 Burton Drive, Santa Clara, California, on Tuesday, August 21, 2001, at 1:00 p.m. Pacific Daylight Time, for the following purposes:

  1. To elect two Class I directors to serve until the 2004 Annual Meeting of Stockholders and thereafter until their successors are elected and qualified;

  2. To consider and vote upon an amendment to the Company's Amended and Restated 2000 Stock Incentive Plan to increase the number of stock options granted annually to each non-employee director from 7,500 shares to 10,000 shares and to change the vesting schedule for options granted to non employee directors from 5 years to 24 months;

  3. To consider and vote upon an amendment to the Company's Amended and Restated 2000 Stock Incentive Plan to increase the number of shares automatically made available for issuance under the Plan on January 1 of each year from 73,000 shares to 730,000 shares;

  4. To ratify appointment of Arthur Andersen LLP as the Company's independent auditors; and

  5. To transact such other business as may properly come before the Annual Meeting and any adjournment of the Annual Meeting.

   Stockholders of record as of the close of business on July 2, 2001 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Secretary's office, 4001 Burton Drive, Santa Clara, California, for ten days before the meeting.

   It is important that your shares are represented at the meeting. Even if you plan to attend the meeting, we hope that you will promptly mark, sign, date and return the enclosed proxy. This will not limit your right to attend or vote at the meeting.

                                          By Order of the Board of Directors

                                          /s/ Michael Hoberg
                                          Michael Hoberg
                                          Secretary

July 11, 2001

                                  TVIA, INC.
                               4001 Burton Drive
                         Santa Clara, California 95054
                                (408) 982-8588

                               ----------------

                                PROXY STATEMENT

                               ----------------

   This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Tvia, Inc., a Delaware corporation (the "Company"), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders of the Company to be held at our offices at 4001 Burton Drive, Santa Clara, California, on Tuesday, August 21, 2001, at 1:00 p.m. Pacific Daylight Time, and any postponement or adjournment thereof (the "Annual Meeting").

Revocation of Proxies

   The shares represented by the proxies received in response to this solicitation and not properly revoked will be voted at the Annual Meeting in accordance with the instructions therein. A stockholder who has given a proxy may revoke it at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. On the matters coming before the Annual Meeting for which a choice has been specified by a stockholder on the proxy card, the shares will be voted accordingly. If no choice is specified, the shares will be voted "FOR" the election of the two nominees for director listed in this Proxy Statement and "FOR" approval of the proposals referred to in Items 2, 3 and 4 in the Notice of Annual Meeting of Stockholders.

Who Can Vote

   Stockholders of record at the close of business on July 2, 2001 (the "Record Date"), are entitled to vote at the Annual Meeting. As of the close of business on that date, the Company had 21,839,449 shares of common stock, $0.001 par value (the "Common Stock"), outstanding. The presence in person or by proxy of the holders of a majority of the Company's outstanding Common Stock constitutes a quorum for the transaction of business at the Annual Meeting. Each holder of Common Stock is entitled to one vote for each share held as of the Record Date.

Required Vote

   Directors are elected by a plurality vote. The two nominees for Class I director who receive the most votes cast in their favor will be elected to serve as a director. The other proposals submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions with respect to any proposal are treated as shares present or represented and entitled to vote on that proposal and thus have the same effect as negative votes. If a broker which is the record holder of shares indicates on a proxy that it does not have discretionary authority to vote on a particular proposal as to such shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to a particular proposal, these non-voted shares will be counted for quorum purposes but are not deemed to be present or represented for purposes of determining whether stockholder approval of that proposal has been obtained.

   This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about July 11, 2001.

                                   IMPORTANT

   Please mark, sign and date the enclosed proxy and return it at your earliest convenience in the enclosed postage-prepaid return envelope so that, whether you intend to be present at the Annual Meeting or not, your shares can be voted. This will not limit your rights to attend or vote at the Annual Meeting.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

   Pursuant to Article VI of the Company's Certificate of Incorporation, the Board of Directors is divided into three classes. Each class consists of two directors. Two Class I directors will be elected at the Annual Meeting and will serve until the 2004 Annual Meeting. The Class II directors will continue to serve until the 2002 Annual Meeting and the Class III directors will continue to serve until the 2003 Annual Meeting.

   The two nominees to fill the Class I director seats to serve until the 2004 Annual Meeting are R. David Dicioccio and Eli Porat. If either nominee is unable or declines to serve as director at the time of the Annual Meeting, an event not now anticipated, proxies will be voted for any nominee designated by the Board of Directors to fill the vacancy.

   Biographical information concerning each of the nominees is set forth below.

Class I

 Name                 Age Principal Occupation for the Past Five Years
 ----                 --- --------------------------------------------
 R. David Dicioccio.. 42  .  Director of the Company since February 2000.

                          .  Since November 1998, Managing Member of RDD
                             Associates, LLC, an investor in and strategic advisor to early stage and established technology companies.

                          . From 1992 to 1998, Managing Director and Head of the Technology and Communications Investment
                             Banking practice at PaineWebber Incorporated.

                          .  Director of Alliance Fiber Optic Products, Inc.
                             and Biogenex Laboratories, Inc. since March 2000 and February 2001, respectively.

 Eli Porat........... 55  .  Director of the Company since March 2001.

                          .  Since May 1997, Chief Executive Officer of
                             OpenGrid, Inc., a mobile business solutions company.

                          . Mr. Porat has also served as a director and on the compensation committee of Voxware, Inc., an electronics company, and as a director of MessageBay, Inc., a software company, since
                             February 1999 and June 1997, respectively.

   Biographical information concerning the remaining members of the Board of Directors is set forth below.

Class II

 Name                 Age Principal Occupation for the Past Five Years
 ----                 --- --------------------------------------------
 James Bunker........ 65  .  Director of the Company since February 2000.

                          .  Since January 1997, director of Assured Digital,
                             Inc., a telecommunications company, and director of Viasat, Inc., a telecommunications company.

                          . Since January 1998, director of VNCI, Inc., a video distributor.

                          . From July 1998 to December 1999, Mr. Bunker served as President and Chief Executive Officer of Video
                             Network Communications, Inc. and has served as Chairman of its Board of Directors since December
                             1999.

                          . From January 1994 to July 1999, consultant to high technology companies.

 Name            Age Principal Occupation for the Past Five Years
 ----            --- --------------------------------------------
 Steven Cheng... 60  .  Director of the Company since October 1998.

                     .  President of Hontung Venture Capital Corp. since
                        October 1998.

                     .  Since August 1997, Chief Technology Officer of
                        Communications at Acer, Inc.

                     .  From July 1990 to January 1997, General Director of
                        Computer and Communication Research Laboratories at
                        Industrial Technology Research Institute.

                     .  Director of WHEREVER.net since May 2000.

Class III

 Name            Age Principal Occupation for the Past Five Years
 ----            --- --------------------------------------------
 Kenny Liu...... 47  .  Chairman of the Board and Chief Executive Officer since
                        January 1995.

                     .  From January 1989 to March 1994, Chairman and Chief
                        Executive Officer of OPTi Inc., a manufacturer of core logic chip sets for the personal computer market.

                     .  Director of eWing Technologies and Roadcom, Inc. since
                        March 2000.

 Mark Mangiola.. 45  .  Director of the Company since May 2001.

                     .  Since March 2001, Partner with Canaan Ventures.

                     .  From March 1999 to March 2001, President and Chief
                        Executive Officer of @Home Solutions, Inc.

                     .  From December 1996 to March 1999, Vice President
                        Operations of @Home Networks.

                     .  From August 1995 to December 1996, Chief Executive
                        Officer of Positive Communications, Inc.

                     .  Director of Digital Laxa since November 2000.

   The Board of Directors recommends a vote "FOR" the election of R. David Dicioccio and Eli Porat as the Class I Directors of the Company.

Board Meetings and Committees

   The Board of Directors held five meetings during the year ended March 31, 2001. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which such directors serve, except Dr. Cheng, who attended 60% of the meetings of the Board of Directors.

  Compensation Committee

 Number of Members:        Two

 Members:                  Mr. Bunker
                           Mr. Dicioccio

 Number of Meetings:       One

 Functions:                Determines salaries, incentives and other forms of
                           compensation for directors, officers and
                           employees.

  Audit Committee

 Number of Members:    Three

 Members:              Mr. Bunker
                       Mr. Dicioccio (until June 2001)
                       Mr. Ming-Kai Tsai (until March 2001)
                       Mr. Porat (since April 2001)
                       Mr. Mangiola (since May 2001)

 Number of Meetings:   Two
 Functions:            Reviews the Company's internal accounting procedures
                       and financial management practices with the Company's
                       independent auditors.

                       Selects independent auditors to audit the Company's books and records, subject to approval of the Board of Directors and ratification by the stockholders.

  Operating Committee

 Number of Members:    Three

 Members:              Mr. Bunker
                       Mr. Dicioccio
                       Mr. Porat (since April 2001)

 Number of Meetings:   None (founded on April 1, 2001)

 Functions:            Advises the management regarding day to day operations.
                       Aids in the development of the Company's business plan
                       and strategy.

Director Compensation

   We compensate each director $2,500 for each meeting of the Board of Directors they attend in person and reimburse directors for reasonable expenses in connection with attendance at meetings of the Board of Directors and Committee meetings. Directors who are not employees also receive a one-time grant of an option to purchase 25,000 shares of Common Stock at the fair market value of the Common Stock on the date of grant, which currently vests over 5 years. If the stockholders approve Proposal 2 at the Annual Meeting, such options shall vest ratably over 24 months. On the first business day following the conclusion of each regular annual meeting of the Company's stockholders, each director who is not an employee shall receive an option to purchase 7,500 shares of the Company's Common Stock at the fair market value of the Common Stock, which vests in full on the one year anniversary of the grant date. If the stockholders approve Proposal 2 at the Annual Meeting, such option shall be an option to purchase 10,000 shares of the Company's Common Stock.

Compensation Committee Interlocks and Insider Participation

   R. David Dicioccio and James Bunker serve as members of the Compensation Committee. Since December 1999, Mr. Dicioccio has provided services as a financial consultant in exchange for an option to purchase 25,000 shares of Common Stock at an exercise price of $0.375 per share. Mr. Dicioccio's options vest ratably over 24 months beginning December 21, 1999. As of March 31, 2001, options to purchase 18,749 of these shares were vested and the fair value of the unvested portion was determined to be $3,321.00 using the Black-Scholes pricing model. In January 2001, Mr. Dicioccio agreed to continue providing such services in exchange for an option to purchase 25,000 shares of the Company's Common Stock at an exercise price of $2.25 per share. This option vests ratably over 24 months beginning March 2, 2001. As of March 31, 2001, options to purchase 3,125 of these shares were vested and the fair value of the unvested portion was determined to be $31,577.00 using the Black-Scholes pricing model. Mr. Dicioccio will also receive $1,500.00 for each day he provides such consulting services, up to a maximum of two days per week.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information as of July 2, 2001 as to shares of the Common Stock beneficially owned by: (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each of the Company's directors, (iii) each of the Company's executive officers named under "Executive Compensation--Summary Compensation Table," and (iv) all directors and executive officers of the Company as a group. Ownership information is based upon information furnished by the respective individuals or entities, as the case may be. Unless otherwise noted below, the address of each beneficial owner listed on the tables is c/o Tvia, Inc., 4001 Burton Drive, California 95054. The percentage of common stock beneficially owned is based on 21,839,449 shares outstanding as of July 2, 2001. In addition, shares issuable pursuant to options which may be exercised within 60 days of July 2, 2001 are deemed to be issued and outstanding and have been treated as outstanding in calculating the percentage ownership of those individuals possessing such interest, but not for any other individual. Thus, the number of shares considered to be outstanding for the purposes of this table may vary depending on the individuals particular circumstances.

                                                 Number of Shares Percentage of
                                                 of Common Stock  Common Stock
                                                   Beneficially   Beneficially
     Name and Address of Beneficial Owner            Owned(1)         Owned
     ------------------------------------        ---------------- -------------
Directors and Named Executive Officers:
 Kenny Liu(2)..................................     1,177,994          5.4
 Jack Guedj(3).................................       440,105          2.0
 Michael Hoberg(4).............................       213,333          1.0
 Jhi-Chung Kuo(5)..............................       448,221          2.1
 James Tao(6)..................................       192,663           *
 Yee Wong(7)...................................     1,026,040          4.7
 James Bunker(8)(13)...........................        78,333           *
 Steven Cheng(9)(13)...........................       767,406          3.5
 R. David Dicioccio(10)(13)....................       118,333           *
 Mark Mangiola(11)(13).........................        48,300           *
 Eli Porat(12)(13).............................        60,000           *

5% Stockholders:
 Austin W. Marxe and David M. Greenhouse(14)...     1,486,580          6.8
 Mazama Capital Management, Inc.(15)...........     1,205,450          5.5

All Directors and Executive Officers as a group
 (11 persons)(16)..............................     4,570,728         20.9

--------
  * Less than 1%.

 (1) To the Company's knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the notes to this table.

 (2) Includes 884,412 shares held by the Liu-Lee Family Trust of which Mr. Liu and his wife, Li-Chiu Lee are trustees and beneficiaries, 133,332 shares held in the name of Mr. Liu's minor children, and 100,000 shares exercisable within 60 days of July 2, 2001, of which 64,583 shares would be subject to the Company's right of repurchase upon the officer's termination.

 (3) Includes 13,332 shares held in the name of Mr. Guedj's minor children and 163,409 shares are subject to the Company's right of repurchase upon the officer's termination.

 (4) Includes 146,667 shares exercisable within 60 days of July 2, 2001, of which 133,333 shares would be subject to the Company's right of repurchase upon the officer's termination.

 (5) Includes 84,375 shares exercisable within 60 days of July 2, 2001, of which 57,813 shares would be subject to the Company's right of repurchase upon the officer's termination.

 (6) Includes 59,331 shares exercisable within 60 days of July 2, 2001, of which 80,721 shares would be subject to the Company's right of repurchase upon the officer's termination.

 (7) Includes 84,374 shares exercisable within 60 days of July 2, 2001, of which 57,812 shares would be subject to the Company's right of repurchase upon the officer's termination.

 (8) Includes 18,333 shares held by Windsor Road Limited Partnerships of which Mr. Bunker is the General Partner and options to purchase 25,000 shares exercisable within 60 days of July 2, 2001, of which 24,307 shares would be subject to the Company's right of repurchase upon the director's termination. The address for Windsor Road Limited Partnerships is Zero Old Penzance Rd., Rockport, MA 01966.

 (9) Includes 740,740 shares held by Hontung Venture Capital Corp. Dr. Cheng, a director, is the president of Hontung and options to purchase 26,666 shares exercisable within 60 days of July 2, 2001, of which 14,167 shares would be subject to the Company's right of repurchase upon the director's termination. The address for Hontung Venture Capital Corp. is 17F No. 106, Sec.1, Sin Tai Wu Rd., Hsichih, Tai Pai Hsien, Taiwan, R.O.C.

(10) Includes 25,000 shares exercisable within 60 days of July 2, 2001, of which 27,779 shares would be subject to the Company's right of repurchase upon the director's termination.

(11) Includes 38,300 shares exercisable within 60 days of July 2, 2001, of which 29,187 shares would be subject to the Company's right of repurchase upon the director's termination.

(12) Includes 50,000 shares exercisable within 60 days of July 2, 2001, of which 20,834 would be subject to the Company's right of repurchase upon the director's termination.

(13) Includes an option to purchase 10,000 shares (which includes the increase of 2,500 shares subject to stockholder approval at the Annual Meeting) to be granted on August 22, 2001, assuming re-election to the Board of Directors for those directors to be elected at the Annual Meeting, all of which would be exercisable within 60 days of July 2, 2001 and subject to the Company's right of repurchase upon the director's termination.

(14) The information is based on the beneficial owners' Form 13F for the period ended March 31, 2001. The address for Austin W. Marxe and Davis M. Greenhouse is 153 East 53rd Street, 55th Floor, New York, NY 10022.

(15) The information is based on the beneficial owners' Form 13F for the period ended March 31, 2001. The address for Mazama Capital Management, Inc. is One SW Columbia, Suite 1860, Portland, OR 97258.

(16) Includes 679,713 shares subject to options exercisable within 60 days of July 2, 2001 and 713,945 shares are subject to the Company's right to repurchase upon the officers' or directors' termination.

                            EXECUTIVE COMPENSATION

   The following table summarizes all compensation paid to the Company's Chief Executive Officer and each of our four most highly compensated executive officers and our Chief Financial Officer. The total annual salary and bonus paid to each of our named other executive officers exceeded $100,000 for services rendered in all capacities to the Company for the fiscal years ended March 31, 2001 and 2000.

                          Summary Compensation Table

                                                       Long-Term
                                                      Compensation
                                                      ------------
                                      Annual
                                   Compensation        Securities
                                 --------------------  Underlying   All Other
     Name and Position      Year  Salary     Bonus($)   Options    Compensation
     -----------------      ---- --------    -------- ------------ ------------
Kenny Liu.................. 2001 $170,000      $ --         --           --
 Chief Executive Officer    2000  518,333(1)     --     100,000          --

Jack Guedj................. 2001  160,907        --         --           --
 President                  2000  105,288(2)     --     420,159      $56,000(3)

Michael Hoberg............. 2001  150,000        --         --           --
 Vice President of Finance  2000   22,308(4)     --     213,333          --
 and Chief Financial
  Officer

Jhi-Chung Kuo.............. 2001  180,477        --         --           --
 Chief Technology Officer   2000  142,847        --      83,333          --

James Tao.................. 2001  172,092        --         --           --
 Vice President of Business
  Development               2000  102,326        --     120,000          --

Yee Wong................... 2001  188,822        --         --           --
 Vice President of
  Operations                2000  145,385        --      75,000          --

--------
(1) Includes $274,333 paid in fiscal year 2000 for services performed in prior years.

(2) Mr. Guedj commenced employment in May 1999 at an annual salary of $125,000 for calendar year 2000.

(3) Represents a commission on third party participation in the sale of Series I preferred stock. The commission was paid in cash and stock.

(4) Mr. Hoberg commenced employment in February 2000 at an annual salary of $145,000 for calendar year 2000.

Stock Options

   The following table sets forth certain information for the fiscal year ended March 31, 2001 with respect to stock options granted to and exercised by the individuals named in the Executive Compensation Table above. The exercise price is equal to 100% of the fair market value of our Common Stock on the date of grant. The options have a term of 10 years, subject to earlier termination in certain events related to termination of employment.

                       Option Grants in Fiscal Year 2001

                                                                   Potential
                                                                  Realizable
                                                                   Value at
                                 Individual Grants              Assumed Annual
                    ------------------------------------------- Rates of Stock
                                Percent of                           Price
                    Number of     Total                          Appreciation
                    Securities   Options                           for Option
                    Underlying  Granted to                          Term(1)
                     Options   Employees in Exercise Expiration ---------------
Name                 Granted   Fiscal Year   Price      Date      5%      10%
----                ---------- ------------ -------- ---------- ------- -------
Kenny Liu..........     --          --       $  --        --    $   --  $   --
Jack Guedj.........     --          --          --        --        --      --
Michael Hoberg.....     --          --          --        --        --      --
Jhi-Chung Kuo......   9,375        0.65%      2.625    2/5/11    15,477  39,221
James Tao..........   5,999        0.41%      2.625    2/5/11     9,903  25,097
Yee Wong...........   9,375        0.65%      2.625    2/5/11    15,477  39,221

--------
(1) The 5% and 10% assumed rates of appreciation are suggested by the rules of the Securities and Exchange Commission and do not represent our estimate or projection of our future Common Stock price. There can be no assurance that any of the values reflected in the table will be achieved.

                Aggregate Option Exercises in Last Fiscal Year
                        and 2001 Year End Option Values

                                                       Number of
                                                      Securities     Value of
                                                      Underlying    Unexercised
                                                      Unexercised  In-the-Money
                                                      Options at    Options at
                                                       March 31,     March 31,
                               Shares                   2001(#)       2001(2)
                              Acquired               ------------- -------------
                             on Exercise    Value    Exercisable/  Exercisable/
Name                             (#)     Realized(1) Unexercisable Unexercisable
----                         ----------- ----------- ------------- -------------
Kenny Liu...................      --          --        99,999/0    $    --/--
Jack Guedj..................      --          --           --/--         --/--
Michael Hoberg..............      --          --       146,667/0     178,757/0
Jhi-Chung Kuo...............      --          --        84,375/0         --/--
James Tao...................      --          --        59,331/0         --/--
Yee Wong....................      --          --        84,374/0         --/--

--------
(1) Calculated on the basis of the fair market value of the underlying securities at the exercise date minus the exercise price.
(2) Calculated on the basis of the fair market value of the underlying securities at March 31, 2001 ($1.5938 per share) minus the exercise price.

Indebtedness of Management

   In August 2000, the Company loaned Johnson Yan, Vice President of Engineering, $660,000 in connection with the purchase of 60,000 shares of the Company's common stock. The loan was evidenced by a promissory note and secured by the common stock purchased. In December 2000, the Company repurchased the 60,000 shares of common stock from Mr. Yan in exchange for cancellation of this promissory note.

Change of Control Arrangements

   The severance agreements with our executive officers provide that 25% of an executive officer's unvested options will automatically vest upon a change of control of the Company. Following such a change of control, 100% of the options granted will automatically vest if the executive officer is terminated, or constructively terminated within 24 months.

   The Company's chief executive officer, Kenny Liu, and President, Jack Guedj, will receive 18 months' salary upon termination following a change in control of the Company. The Company's vice presidents, including Michael Hoberg, Jhi-Chung Kuo, James Tao and Yee Wong, will receive nine months' salary upon termination following a change in control.

                     REPORT OF THE COMPENSATION COMMITTEE
              OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

   The Compensation Committee, established in July 2000, is comprised of two non-employee directors. Prior to fiscal 2001, the responsibilities of the Compensation Committee were fulfilled by the full board of directors. The Committee performs the following functions:

  . reviewing and determining salaries, incentives and other forms of compensation for directors and executive officers of the Company,

  .  establishing the general compensation programs for such individuals, and

  .  administering various incentive compensation and benefit plans.

Compensation Philosophy

   In August 2000, the Company completed its initial public offering of its Common Stock and became a reporting company at that time. It is the Compensation Committee's philosophy that the compensation programs for the executive officers should reflect the Company's performance and the value created for the Company's stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company and should reward individual contributions to the Company's success. To conserve cash and encourage growth during the first years of the Company's existence, our executive compensation in previous years has been based on the "start-up" model, with a relatively low percentage of compensation comprised of base salary and a higher percentage of stock options. As we continue to grow and develop, we are shifting our compensation plans to mirror those of other publicly traded companies in our sector and to reflect the size and value of the Company. The Company is engaged in a very competitive industry, and its success depends upon its ability to attract and retain qualified executives through the competitive compensation packages it offers to such individuals.

   It is the Company's policy generally to provide the Company's executive officers with compensation opportunities that are based upon their personal performance, the financial performance of the Company and their contribution to that performance, and that are competitive enough to attract and retain highly skilled individuals. Each executive officer's compensation is comprised of three elements: (i) a base salary, (ii) bonus and (iii) stock options.

   The principal factors that were taken into account in establishing each executive officer's compensation package for the 2001 fiscal year are described below. The Compensation Committee may, however, in its discretion apply entirely different factors, such as different measures of financial performance, or create different compensation elements, for future fiscal years.

Executive Officer Base Salary and Bonus

   The base salary for each executive office is generally established on the basis of relative parity with other executive officers of the Company. The Compensation Committee's policy is to consider market information and estimated base salary levels paid for similar positions at peer companies. In addition, as certain portion of the executive officer compensation it contingent on the Company's performance. The Company historically has not paid cash bonuses to executive officers.

Stock Option Grants

   To date, long-term incentives have consisted primarily of grants of options to purchase the Company's common stock. Generally, stock option grants are made by the Compensation Committee to certain of the Company's executive officers. Each grant is designed to align the interests of the executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the officer to acquire shares of the Company's common stock at a fixed price per share (the fair market value on the grant date) over a specified period of time (up to ten years). Each option generally becomes exercisable in a series of installments over a four year period, contingent upon the officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he remains employed by the Company during the vesting period, and then only if the fair market value of the underlying shares appreciates over the option term.

   The size of the option grant to each executive office is set by the Compensation Committee at a level that is intended to create a meaningful opportunity for stock ownership based upon the individual's current position with the Company, the individual's personal performance in recent periods, and his or her potential for future responsibility and promotion over the option term. The Compensation Committee also takes into account the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. The relevant weight given to each of these factors varies from individual to individual. The Compensation Committee has established certain guidelines with respect to the option grants made to the executive officers, but has the flexibility to make adjustments to those guidelines at its discretion.

Chief Executive Officer Compensation

   The compensation of the Chief Executive Officer is determined using the same criteria as for the other executive officers. For fiscal 2002, the Compensation Committee set Mr. Liu's salary at $200,000. In fiscal 2001, Mr. Liu's salary was increased from $140,000 to $200,000. The Compensation Committee believes this compensation package provides Mr. Liu with a significant incentive to continue contributing to the Company's financial success.

Compliance with Internal Revenue Code 162(m)

   Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers to the extent that such compensation exceeds $1.0 million per covered officer in any fiscal year. The limitation applies only to compensation that is not considered to be performance-based. Non-performance-based compensation paid to the Company's executive officers for the 2001 Fiscal Year did not exceed the $1.0 million limit per officer, and the Compensation Committee plans to keep the non-performance-based compensation to be paid to the Company's executive officers for the 2002 Fiscal Year within that limit. The Amended and Restated 2000 Stock Incentive Plan has been structured so that any compensation deemed paid in connection with the exercise of option grants made under that Plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation that will not be subject to the $1.0 million limitation. Because it is unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1.0 million limit, the Compensation Committee does not expect to take any action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1.0 million level.

   It is the opinion of the Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the interests of each executive officer and the interests of the Company's stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

   Submitted by the Compensation Committee of the Company's Board of
Directors:

                                 James Bunker
                              R. David Dicioccio

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

   The Audit Committee operates under a written charter adopted by the Board of Directors on November 16, 2000. A copy of the Audit Committee Charter is attached as Appendix A to this Proxy Statement. The current members of the Audit Committee are James Bunker, Mark Mangiola and Eli Porat, each of whom meets the independence standards established by The Nasdaq Stock Market.

   The Audit Committee performs the following activities:

  . overseeing the Company's financial reporting process on behalf of the Board of Directors, and

  . providing independent, objective oversight of the Company's accounting functions and internal controls.

   The Audit Committee reviewed and discussed the audited financial statements contained in the 2001 Annual Report on Form 10-K with the Company's management and its independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally acceptable in the United States.

   The Audit Committee met privately with the independent auditors, and discussed issues deemed significant by the auditors, including those required by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as amended. In addition, the Audit Committee discussed with the independent auditors their independence from the Company and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with the Audit Committees).

   In reliance on the reviews and discussions outlined above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended March 31, 2001, for filing with the Securities and Exchange Commission.

                                Audit Committee

                                 James Bunker
                                 Mark Mangiola
                                   Eli Porat

                         STOCK PRICE PERFORMANCE GRAPH

   The following graph shows the cumulative total stockholder return assuming the investment of $100 on August 9, 2000 (the day of the Company's initial public offering) in each of the Company's Common Stock, the Nasdaq Composite Index and the Philadelphia Semiconductor Index. The comparisons in the table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.


                                    [GRAPH]

Indexed Prices
Aug 9, 2000 - Mar 30, 2001
(Split/Spinoff-Adjusted)


                                                         Philadelphia   Nasdaq
                                                  Tvia   Semiconductor Composite
                                                 ------- ------------- ---------
August 9, 2000.................................. $100.00    $100.00     $100.00
September 9, 2000...............................  143.18     107.91      103.24
October 9, 2000.................................  117.05      81.55       87.08
November 9, 2000................................  145.46      69.38       83.05
December 8, 2000................................   90.91      66.23       75.71
January 9, 2001.................................   30.11      65.47       63.35
February 9, 2001................................   27.84      64.74       64.12
March 9, 2001...................................   18.47      61.58       53.27
March 30, 2001..................................   14.49      56.55       47.76

             CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

   One of the Company's directors, Dr. Steven Cheng, is President of Hontung Venture Capital Corp. Dr. Cheng is also an executive officer of one of the Company's customers, Acer, Inc. An entity affiliated with Hontung and Acer has an equity investment in Taiwan Semiconductor Manufacturing Corporation, or TSMC. Payments by Tvia to TSMC for the fiscal year ended March 31, 2001 were $102,578. Sales by Tvia to Acer for the fiscal year ended March 31, 2001 were $42,620.

   The Company's chief executive officer, Mr. Kenny Liu, was a director of T-Square Design. The Company licenses audio technology from T-Square. In the fiscal year ended March 31, 2001, the Company paid T-Square $134,266.

   In April 2001, as a result of an 83-b election made in connection with the exercise of stock options, Jack Guedj incurred certain tax liabilities. The Company loaned to Mr. Guedj $20,000 to cover substantially all of such tax liabilities. The loan is evidenced by a promissory note and is secured by the Company's common stock purchased in connection with the exercise of the stock options. The loan accrues interest at the rate of 4.83% per year and is due on April 10, 2006.

   The Company also has a consulting agreement with one of its non-employee directors, R. David Dicioccio. Please see "Election of Directors--Compensation Committee Interlocks and Insider Participation" for a description of this consulting arrangement.

                               PROPOSALS 2 AND 3

  PROPOSALS TO AMEND THE TVIA AMENDED AND RESTATED 2000 STOCK INCENTIVE PLAN

   In March 2001, the Board of Directors approved an amendment to the Company's Amended and Restated 2000 Stock Incentive Plan (the "Stock Plan"), subject to the approval of the Company's stockholders at the Annual Meeting. The following summary of the principal features of the Stock Plan is qualified by reference to the terms of the Stock Plan, a copy of which is available without charge upon stockholder request to Investor Relations, Tvia, Inc., 4001 Burton Drive, Santa Clara, California 95054.

Summary of Amendments

   The amendments to the Stock Plan approved by the Board of Directors and submitted for stockholder approval consist of (i) an increase in the number of shares of Common Stock granted annually to each non-employee director for continued service on the Board of Directors from 7,500 shares to 10,000 shares, (ii) an amendment of the vesting schedule of the options granted to each non-employee director upon joining the Board, from five years to 24 months, and (iii) an increase in the number of shares automatically made available under the Stock Plan on January 1 of each year from 73,000 shares to 730,000 shares. The Company believes that the proposed amendments will benefit the Company by enabling the Company and its stockholders to attract, retain and motivate quality directors, officer and employees.

Stock Plan

   The Stock Plan was adopted by the Board of Directors in March 2000 and first approved by the Company's stockholders in July 2000. The purpose of the Stock Plan is to assist the Company in the recruitment, retention and motivation of employees and of independent contractors who are in a position to make material contributions to the Company's progress and of non-employee directors. The Stock Plan offers a significant incentive to the employees, independent contractors and non-employee directors of the Company by enabling such individuals to acquire the Common Stock, thereby increasing their proprietary interest in the growth and success of the Company.

   The Stock Plan provides for the direct award or sale of shares of Common Stock and for the grant of both incentive stock options ("ISO") to purchase Common Stock intended to qualify for preferential tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonstatutory stock options ("NSO") to purchase Common Stock that do not qualify for such treatment under the Code. All employees (including officers) of the Company or any subsidiary, any independent contractor who performs services for the Company or a subsidiary and any non-employee directors are eligible to purchase shares of Common Stock and to receive awards of shares or grants of NSOs. Only employees are eligible to receive grants of ISOs. As of March 31, 2001, all employees were eligible to be considered for the grant of options under the Stock Plan. Generally, options to purchase more than 333,333 shares may not be granted in a single fiscal year to any participant in the Stock Plan.

   The Company compensates each director $2,500 for each meeting of the Board of Directors they attend in person and reimburse directors for reasonable expenses in connection with attendance at meetings of the Board of Directors and Committee meetings. The Stock Plan provides for an initial grant to directors who are not employees of an option to purchase 25,000 shares of Common Stock at the fair market value of the Common Stock on the date of grant, which currently vests over 5 years. If the stockholders approve Proposal 2 at the Annual Meeting, such options shall vest ratably over 24 months. In addition, on the first business day following the conclusion of each regular annual meeting of the Company's stockholders, each director who is not an employee shall receive an option to purchase 7,500 shares of the Company's Common Stock at the fair market value of the Common Stock, which vests in full on the one year anniversary of the grant date. If the stockholders approve Proposal 2 at the Annual Meeting, such options shall be in option to purchase 10,000 shares of the Company's common stock.

   A total of 2,652,876 shares of Common Stock have been reserved for issuance under the Stock Plan. On January 1 of each year, the number of shares reserved for issuance under the Stock Plan will automatically increase by the lesser of
(i) 730,000 (including 657,000 shares subject to stockholder approval at the Annual Meeting), (ii) 3% of the fully diluted outstanding shares of Common Stock on each January 1, or (iii) a lesser amount determined by the Board of Directors. If any option granted under the Stock Plan expires or terminates for any reason without having been exercised in full, then the unpurchased shares subject to that option will once again be available for additional option grants. As of March 31, 2001, the Company had outstanding options under the Stock Plan to purchase an aggregate of 2,761,057 shares of Common Stock at exercise prices ranging from $0.12 to $11.00 per share, or a weighted average per share exercise price of $4.97. A total of 1,410,108 shares of Common Stock are available for future issuance under the Stock Plan.

   The Compensation Committee (the "Committee") have not made any determination with respect to future awards under the Stock Plan, and any allocation of such awards will be made only in accordance with the provisions of the Stock Plan. The Company believes that the granting of options is necessary to attract the highest quality personnel as well as to reward and thereby retain existing key personnel. Moreover, the attraction and retention of such personnel is essential to the continued progress of the Company which ultimately is in the interests of the Company's stockholders.

   As of March 31, 2001, the following persons or groups had in total, received options to purchase shares of Common Stock under the Stock Plan as follows: (i) the Chief Executive Officer and the other executive officers named in the Summary Compensation Table: Mr. Liu, 0 shares, Mr. Guedj, 0 shares, Mr. Hoberg, 0 shares, Mr. Kuo, 9,375 shares, Mr. Tao, 5,999 shares and Mr. Wong, 9,375 shares; (ii) all current executive officers of the Company as a group: 24,749 shares; (iii) all current directors who are not executive officers as a group: 50,000 shares; (iv) each nominee for director (other than the director listed in (i) above): Mr. Dicioccio, 25,000 shares and Mr. Porat, 25,000 shares; and (v) all employees of the Company, including all current officers who are not executive officers, as a group: 745,426 shares.

Administration

   The Stock Plan is administered by the Compensation Committee, which consists of two or more disinterested members of the Board of Directors. Subject to the limitations set forth in the Stock Plan, the Compensation Committee has the authority to determine, among other things, to whom options will be granted and shares will be sold, the number of shares, the term during which an option may be exercised and the rate at which the options may be exercised and the shares may vest.

Terms of Options and of Shares Offered for Sale

   The maximum term of each option that may be granted under the Stock Plan is 10 years. Stock options granted under the Stock Plan must be exercised by the optionee before the earlier of the expiration of such option or the date 90 days after termination of the optionee's employment, except that the period may be extended on certain events including death and termination of employment due to disability.

   The exercise price under each option will be established by the Committee; however, the exercise price of an ISO cannot be lower than the fair market value of the Common Stock on the date of grant and the exercise price of a NSO may not be less than the par value per share of the Common Stock. On March 30, 2001, the closing sale price per share for the Common Stock on the Nasdaq National Market was $1.5938. The exercise price must be paid in full at the time of exercise. Under the Stock Plan, the exercise price is payable in cash or, in certain circumstances, Common Stock or by promissory note. The Stock Plan also allows an optionee to pay the exercise price by giving "exercise/sale" or "exercise/pledge" directions. If exercise/sale directions are given, a number of option shares sufficient to pay the exercise price and any withholding taxes is issued to a securities broker selected by the Company, who, in turn, sells the shares in the open market. The broker remits the exercise price and any withholding taxes to the Company from the proceeds of the sale, and the optionee receives any remaining shares or cash. If exercise/pledge directions are given, the option shares are issued directly to a securities broker or other lender selected by the Company. The broker or other lender will hold the shares as security and will extend credit for up to 50% of their market value. The loan proceeds will be paid to the Company to the extent necessary to pay the exercise price and any withholding taxes. Any excess loan proceeds may be paid to the optionee. If the loan proceeds are insufficient to cover the exercise price and withholding taxes, the optionee will be required to pay the deficiency to the Company at the time of exercise.

   The terms of any sale of shares of Common Stock under the Stock Plan will be set forth in a common stock purchase agreement to be entered into between the Company and each purchaser. The Committee will determine the terms and conditions of such stock purchase agreements, which need not be identical. The purchase price for shares of Common Stock sold under the Stock Plan may not be less than the par value of such shares. The purchase price may be paid, at the Committee's discretion, with a full-recourse promissory note secured by the shares, except that the par value of the shares must be paid in cash. Shares may also be awarded under the Stock Plan in consideration of services rendered prior to the award, without a cash payment by the recipient.

   Options may have such terms and be exercisable in such manner and at such times as the Committee may determine. Common Stock transferred pursuant to the Stock Plan (including shares acquired upon the exercise of certain options) may be subject to repurchase by the Company in the event that any applicable vesting conditions are not satisfied. A holder of shares transferred under the Stock Plan has the same voting, dividend and other rights as the Company's other stockholders.

Amendment and Termination

   The Stock Plan may be amended at any time by the Board of Directors, subject to applicable laws. Unless sooner terminated by the Board of Directors, the Stock Plan will terminate on March 20, 2010, and, following such date, no further options may be granted or stock sold pursuant to such plan except upon the exercise of options granted prior to the termination date.

Effect of Certain Corporate Events

   In the event of a subdivision of the outstanding Common Stock or a combination or consolidation of the outstanding Common Stock (by reclassification or otherwise) into a lesser number of shares, a spin-off or a similar occurrence, or declaration of a dividend payable in Common Stock or, if in an amount that has a material effect on the price of the shares, in cash, the Committee will make adjustments in the number and/or exercise price of options and/or the number of shares available under the Stock Plan, as appropriate.

   In the event of a merger or other reorganization, outstanding options will be subject to the agreement of merger or reorganization. Such agreement will provide for the assumption of outstanding options by the surviving corporation or its parent, for their continuation by the Company (if the Company is the surviving corporation), for payment of a cash settlement equal to the difference between the amount to be paid for one share under the agreement of merger or reorganization and the exercise price for each option, or for the acceleration of the exercisability of each option followed by the cancellation of options not exercised, in all cases without the optionees' consent.

Certain Federal Income Tax Consequences of Options Under the Stock Plan

   Neither the optionee nor the Company will incur any federal tax consequences as a result of the grant of an option. The optionee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company will receive no deduction when an ISO is exercised. Upon exercising a NSO, the optionee generally must recognize ordinary income equal to the "spread" between the exercise price and the fair market value of Common Stock on the date of exercise; the Company will be entitled to a deduction for the same amount. In the case of an employee, the option spread at the time a NSO is exercised is subject to income tax withholding, but the optionee generally may elect to satisfy the withholding tax obligation by having shares of Common Stock withheld from those purchased under the NSO. The tax treatment of a disposition of option shares acquired under the Stock Plan depends on how long the shares have been held and on whether such shares were acquired by exercising an ISO or by exercising a NSO. The Company will not be entitled to a deduction in connection with a disposition of option shares, except in the case of a disposition of shares acquired under an ISO before the applicable ISO holding periods have been satisfied.

   The above description of tax consequences is based upon federal tax laws and regulations and does not purport to be a complete description of the federal income tax aspects of the Stock Plan.

   The Board of Directors recommends a vote "FOR" both amendments to the Company's Stock Plan.

                                  PROPOSAL 4

                     RATIFICATION OF INDEPENDENT AUDITORS

   Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending March 31, 2002, subject to ratification by the stockholders. Arthur Andersen LLP has audited the Company's financial statements since fiscal year 1996. Representatives of Arthur Andersen LLP are expected to be present at the Company's Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Audit and Non-Audit Fees

   Audit Fees. The aggregate fees billed by Arthur Andersen LLP for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2001 and the reviews of the financial statements included in the Company's Form 10-K was $159,000.

   Financial Information Systems Design and Implementation Fees. There were no fees billed for professional services rendered for information technology services related to financial information systems design and implementation by Arthur Andersen LLP for fiscal year 2001.

   All Other Fees. The aggregate fees billed for services rendered by Arthur Andersen LLP other than for the services described above, including fees related to the initial public offering, tax consulting and other non-audit services, for fiscal year 2001 was $778,550.

   The Audit Committee has determined that the provision of the services other than the audit services is compatible with maintaining Arthur Andersen LLP's independence.

Required Vote

   Ratification will require the affirmative vote of a majority of the shares present and voting at the Annual Meeting in person or by proxy. In the event ratification is not obtained, the Board of Directors will review its future selection of the Company's independent auditors.

   The Board of Directors recommends a vote "FOR" ratification of Arthur Andersen LLP as the Company's independent auditors.

               STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

   Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2002 Annual Meeting must be received by the Secretary of the Company no later than March 13, 2002 in order that they may be included in the Company's proxy statement and form of proxy relating to that meeting.

   A stockholder proposal not included in the Company's proxy statement for the 2002 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company and otherwise complies with the provisions of the Company's Bylaws. To be timely, the Company's Bylaws provide that the Company must have received the stockholder's notice not less than 60 days nor more than 90 days prior to the scheduled date of the meeting. However, if notice or prior public disclosure of the date of the annual meeting is given or made to stockholders less than 75 days prior to the meeting date, the Company must receive the stockholder's notice by the earlier of (i) the close of business on the 15th day after the earlier of the day the Company mailed notice of the annual meeting date or provided public disclosure of the meeting date and (ii) two days prior to the scheduled date of the annual meeting.

                                 OTHER MATTERS

   The Company knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

                               PAYMENT OF COSTS

   The expense of printing, mailing proxy materials and solicitation of proxies will be borne by the Company. The Company may either contract with a proxy solicitor to assist in the solicitation of proxies or may handle the solicitation directly. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees of the Company by personal interview, telephone or facsimile. No additional compensation will be paid to such persons for such solicitation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the Common Stock.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Under the securities laws of the United States, the Company's directors, executive officers and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to identify in this Proxy Statement those persons who failed to timely file these reports. To the Company's knowledge, based solely on a review of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were complied with during the fiscal year ended March 31, 2001.

   Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy promptly.

                                         By order of the Board of Directors.

                                         /s/ Kenny Liu
                                         Kenny Liu
                                         Chief Executive Officer

July 11, 2001

The Company's 2001 Annual Report on Form 10-K has been mailed with this Proxy Statement. The Company will provide copies of exhibits to the Annual Report on Form 10-K, but will charge a reasonable fee per page to any requesting stockholder. Any such request should be addressed to the Company at 4001 Burton Drive Santa Clara, California 95054, Attention: Investor Relations Department. The request must include a representation by the stockholder that as of July 2, 2001, the stockholder was entitled to vote at the Annual Meeting.

                                                                     Appendix A

                                  TVIA, INC.
                            AUDIT COMMITTEE CHARTER

Purpose

   The Audit Committee (the "Committee") shall provide assistance to the Board of Directors (the "Board") of Tvia, Inc., a Delaware corporation (the "Company") in fulfilling the Board's oversight responsibilities relating to corporate accounting and systems of internal controls, financial reporting practices of the Company, the quality and integrity of the financial reports of the Company and the independence and performance of the Company's outside auditor. In so doing, it is the responsibility of the Committee to maintain free and open means of communication between the members of the Board, the outside auditor and the financial management of the Company.

Membership

   The Committee will consist of three or more members of the Board. The members shall be appointed by action of the Board and shall serve at the discretion of the Board. Each committee member shall be "financially literate" as determined by the Board and shall satisfy the "independence" requirements of The NASDAQ Stock Market. Appendix A hereto sets forth the rules of the NASDAQ Stock Market pertaining to composition and requirements for Audit Committee members. At least one member of the Committee shall have "accounting or related financial management expertise", as determined by the Board.

Committee Organization and Procedures

  1. The members of the Committee shall appoint a Chair of the Committee (the "Chair") by majority vote. The Chair (or in his or her absence, a member designated by the Chair) shall preside at all meetings of the Committee.

  2. The Committee shall establish its own rules and procedures for notice and conduct of its meetings.

  3. The Committee shall hold such regular meetings as may be necessary and more frequently as the Committee determines is necessary to carry out responsibilities under this Charter.

  4. The Committee may, in its discretion, include in its meetings members of the Company's financial management, representatives of the outside auditor, the internal audit manager and other financial or actuarial personnel employed or retained by the Company. The Committee may meet with the outside auditor or the internal audit manager in separate executive sessions to discuss any matters that the Committee believes should be addressed privately, without management's presence. The Committee may likewise meet privately with management, as it deems appropriate.

  5. The Committee may, in its discretion, utilize the services of the Company's regular corporate legal counsel with respect to legal matters or, at its discretion, retain separate legal counsel if it determines that such counsel is necessary or appropriate under the circumstances.

Responsibilities

 Independent Auditor

  1. The Committee shall review, select and recommend the appointment of the outside auditor for approval by the Board to audit the Company's financial statements.

  2. The Committee shall approve the fees to be paid to the outside auditor.

  3. The Committee shall periodically evaluate the performance of the outside auditor and, if necessary, recommend that the Board replace the outside auditor.

  4. The Committee shall receive from the outside auditor on a periodic basis (but at least annually) a formal written statement delineating all relationships between the outside auditor and the Company. The Committee shall actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the outside auditor. If the Committee determines that further inquiry is advisable, the Committee shall recommend that the Board of Directors take appropriate action in response to the outside auditor's report to satisfy itself of the auditor's independence.

 Annual Audit

  1. The committee shall meet with the outside auditor and financial management of the Company at a time early in the process of the annual audit to review the scope of the audit for the current year and the audit procedures to be utilized.

  2. The Committee shall meet with the outside auditor and management prior to the public release of the financial results of operations for the subject year under audit, and discuss with the outside auditor any matters within the scope of the pending audit that have not yet been completed.

  3. The Committee shall receive the completed audited financial statements for the year under audit, as soon as practicable.

  4. The Committee shall review and discuss the audited financial statements with the management of the Company.

  5. The Committee shall discuss with the independent auditors the matters required to be discussed by SAS 61, including, among others, (i) methods used to account for any significant unusual transactions reflected in the audited financial statements; (ii) the effect of significant accounting policies in any controversial or emerging areas for which there was a lack of authoritative guidance or consensus to be followed by the outside auditor; (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and (iv) any disagreements with management over the application of accounting principles, the basis for management's accounting estimates or the disclosures in the financial statements.

  6. The Committee shall, based on the discussions above, and based on the disclosures received from the outside auditor regarding its independence and discussions with the auditor regarding such independence, recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10K for the fiscal year subject to the audit.

 Quarterly Review

   The outside auditor is required to conduct an interim financial review prior to the Company's filings of its Form 10Q (preferably prior to any public announcement of the earnings). The Committee will review and discuss with management and the outside auditor, in person at a meeting, or by telephone conference call, the results of the quarterly review including such matters as significant adjustments, management judgments, accounting estimates, significant new accounting policies and disagreements with management. The Chair may represent the entire Committee for purposes of this review.

 Internal Controls

  1. The Committee shall review with the outside auditor and financial and accounting personnel, at least annually, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for improvement of such internal control procedures, in particular in areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

  2. The Committee shall review with the outside auditors and with management any matters brought to the attention of management and the Committee by the outside auditors, as a result of their annual audit. The Committee shall allow management adequate time to prepare responses to any such matters raised by the outside auditors.

 Internal Audit

  1. The Committee shall review on a continuing basis the activities, organizational structure and qualifications of the Company's internal audit function.

  2. Management shall furnish to the Committee a copy of each audit report prepared by the internal audit manager of the Company.

  3. The Committee shall, at its discretion, meet with the internal audit manager to discuss reports prepared by the auditor and other matters under consideration for review by the internal audit manager.

  4. The internal audit manager shall have full access to the Committee.

 Special Inquiries

   The Committee may, in its discretion, investigate any matter brought to its attention within the scope of its responsibilities, and shall have the authority to retain outside legal counsel or other experts for this purpose if, in its judgment, that is appropriate.

 Charter

   The Committee shall review, reassess and update the Committee's charter at least annually and submit the recommended changes to the Board for its consideration.

 Minutes

   The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee shall submit the minutes of all meetings to, or discuss the matters discussed at each meeting with, the Board.

                                  APPENDIX I

   The following extracts from the rules of the NASDAQ Stock Market, dealing with qualifications required and composition requirements for the Audit Committee, are included to provide guidance to the Board of Directors in ensuring that the members it appoints to the Audit Committee meet requirements. They are current as of June 14, 2000.

Rule 4200. Definitions

   (15) "Independent director" means a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

   (a) a director who is employed by the corporation or any of its affiliates for the current year or any of the past three years;

   (b) a director who accepts any compensation from the corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified plan, or non-discretionary compensation;

   (c) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the corporation or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

   (d) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the corporation made, or from which the corporation received, payments (other than those arising solely from investments in the corporation's securities) that exceed 5 % of the corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

   (e) a director who is employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

   Each issuer shall maintain a sufficient number of independent directors on its board of directors to satisfy the audit committee requirement set forth in Rule 4310(c)(26)(B).

Rule 4310(c)(26)

   (B) Audit Committee Composition

     (i) Each issuer must have, and certify that it has and will continue to have, an audit committee of at least three members, comprised solely of independent directors, each of whom is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the audit committee. Additionally, each issuer must certify that it has, and will continue to have, at least one member of the audit committee that has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     (ii) Notwithstanding paragraph (i), one director who is not independent as defined in Rule 4200, and is not a current employee or an immediate family member of such employee, may be appointed to the audit committee, if the board, under exceptional and limited circumstances, determines that membership on the committee by the individual is required by the best interests of the corporation and its shareholders, and the board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

                                                                      APPENDIX B

                                  TVIA, INC.

                             AMENDED AND RESTATED

                           2000 STOCK INCENTIVE PLAN


                         (Amended as of April 3, 2001)

                               TABLE OF CONTENTS
                               -----------------

                                                                       Page
                                                                       ----
SECTION 1. ESTABLISHMENT AND PURPOSE...................................   1

SECTION 2. DEFINITIONS.................................................   1
  (a)  "Affiliate".....................................................   1
  (b)  "Award".........................................................   1
  (c)  "Board of Directors"............................................   1
  (d)  "Change in Control".............................................   1
  (e)  "Code"..........................................................   2
  (f)  "Committee".....................................................   2
  (g)  "Company".......................................................   2
  (h)  "Consultant"....................................................   2
  (i)  "Employee"......................................................   3
  (j)  "Exchange Act"..................................................   3
  (k)  "Exercise Price"................................................   3
  (l)  "Fair Market Value".............................................   3
  (m)  "ISO"...........................................................   3
  (n)  "Nonstatutory Option" or "NSO"..................................   3
  (o)  "Offeree".......................................................   3
  (p)  "Option"........................................................   3
  (q)  "Optionee"......................................................   4
  (r)  "Outside Director"..............................................   4
  (s)  "Parent"........................................................   4
  (t)  "Participant"...................................................   4
  (u)  "Plan"..........................................................   4
  (v)  "Purchase Price"................................................   4
  (w)  "Restricted Share"..............................................   4
  (x)  "Restricted Share Agreement"....................................   4
  (y)  "SAR"...........................................................   4
  (z)  "SAR Agreement".................................................   4
  (aa) "Service".......................................................   4
  (bb) "Share".........................................................   4
  (cc) "Stock".........................................................   4
  (dd) "Stock Option Agreement"........................................   4
  (ee) "Stock Purchase Agreement"......................................   4
  (ff) "Stock Unit"....................................................   4
  (gg) "Stock Unit Agreement"..........................................   5
  (hh) "Subsidiary"....................................................   5
  (ii) "Total and Permanent Disability"................................   5

SECTION 3. ADMINISTRATION..............................................   5
  (a)  Committee Composition...........................................   5
  (b)  Committee Procedures............................................   5

  (c)  Committee Responsibilities......................................   5

SECTION 4. ELIGIBILITY.................................................   7
  (a)  General Rule....................................................   7
  (b)  Outside Directors...............................................   7
  (c)  Limitation On Grants............................................   9
  (d)  Ten-Percent Stockholders........................................   9
  (e)  Attribution Rules...............................................   9
  (f)  Outstanding Stock...............................................   9

SECTION 5. STOCK SUBJECT TO PLAN.......................................   9
  (a)  Basic Limitation................................................   9
  (b)  Annual Increase in Shares.......................................   9
  (c)  Additional Shares...............................................  10
  (d)  Dividend Equivalents............................................  10

SECTION 6. RESTRICTED SHARES...........................................  10
  (a)  Restricted Stock Agreement......................................  10
  (b)  Payment for Awards..............................................  10
  (c)  Vesting.........................................................  10
  (d)  Voting and Dividend Rights......................................  10

SECTION 7. OTHER TERMS AND CONDITIONS OF AWARDS OR SALES...............  11
  (a)  Duration of Offers and Nontransferability of Rights.............  11
  (b)  Purchase Price..................................................  11
  (c)  Withholding Taxes...............................................  11
  (d)  Restrictions on Transfer of Shares..............................  11

SECTION 8. TERMS AND CONDITIONS OF OPTIONS.............................  11
  (a)  Stock Option Agreement..........................................  11
  (b)  Number of Shares................................................  11
  (c)  Exercise Price..................................................  12
  (d)  Withholding Taxes...............................................  12
  (e)  Exercisability and Term.........................................  12
  (f)  Nontransferability..............................................  12
  (g)  Exercise of Options Upon Termination of Service.................  12
  (h)  Effect of Change in Control.....................................  12
  (i)  Leaves of Absence...............................................  13
  (j)  No Rights as a Stockholder......................................  13
  (k)  Modification, Extension and Renewal of Options..................  13
  (l)  Restrictions on Transfer of Shares..............................  13
  (m)  Buyout Provisions...............................................  13

SECTION 9. PAYMENT FOR SHARES..........................................  14
  (a)  General Rule....................................................  14
  (b)  Surrender of Stock..............................................  14
  (c)  Services Rendered...............................................  14

  (d)  Cashless Exercise...............................................  14
  (e)  Exercise/Pledge.................................................  14
  (f)  Promissory Note.................................................  14
  (g)  Other Forms of Payment..........................................  14

SECTION 10. STOCK APPRECIATION RIGHTS..................................  14
  (a)  SAR Agreement...................................................  14
  (b)  Number of Shares................................................  15
  (c)  Exercise Price..................................................  15
  (d)  Exercisability and Term.........................................  15
  (e)  Effect of Change in Control.....................................  15
  (f)  Exercise of SARs................................................  15
  (g)  Special Holding Period..........................................  15
  (h)  Special Exercise Window.........................................  16
  (i)  Modification or Assumption of SARs..............................  16

SECTION 11. STOCK UNITS................................................  16
  (a)  Stock Unit Agreement............................................  16
  (b)  Payment for Awards..............................................  16
  (c)  Vesting Conditions..............................................  16
  (d)  Voting and Dividend Rights......................................  16
  (e)  Form and Time of Settlement of Stock Units......................  17
  (f)  Death of Recipient..............................................  17
  (g)  Creditors' Rights...............................................  17

SECTION 12. ADJUSTMENT OF SHARES.......................................  17
  (a)  Adjustments.....................................................  17
  (b)  Dissolution or Liquidation......................................  18
  (c)  Reorganizations.................................................  18
  (d)  Reservation of Rights...........................................  18

SECTION 13. DEFERRAL OF AWARDS.........................................  18

SECTION 14. AWARDS UNDER OTHER PLANS...................................  19

SECTION 15  PAYMENT OF DIRECTOR'S FEES IN SECURITIES...................  19
  (a)  Effective Date..................................................  19
  (b)  Elections to Receive NSOs, Restricted Shares or Stock Units.....  19
  (c)  Number and Terms of NSOs, Restricted Shares or Stock Units......  19

SECTION 16. LEGAL AND REGULATORY REQUIREMENTS..........................  20

SECTION 17. WITHHOLDING TAXES..........................................  20
  (a)  General.........................................................  20
  (b)  Share Withholding...............................................  20

SECTION 18. LIMITATION ON PARACHUTE PAYMENTS...........................  20
  (a)  Scope of Limitation.............................................  20

  (b)  Basic Rule......................................................  20
  (c)  Reduction of Payments...........................................  20
  (d)  Overpayments and Underpayments..................................  21
  (e)  Related Corporations............................................  21

SECTION 19. NO EMPLOYMENT RIGHTS.......................................  21

SECTION 20. DURATION AND AMENDMENTS....................................  22
  (a)  Term of the Plan................................................  22
  (b)  Right to Amend or Terminate the Plan............................  22
  (c)  Effect of Amendment or Termination..............................  22

SECTION 21. EXECUTION..................................................  22

                                  TVIA, INC.

                             AMENDED AND RESTATED

                           2000 STOCK INCENTIVE PLAN


SECTION 1. ESTABLISHMENT AND PURPOSE.

     The Plan was adopted by the Board of Directors effective March 20, 2000 and most recently amended on July 11, 2000. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by
(a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and
(c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

SECTION 2. DEFINITIONS.

     (a) "Affiliate" shall mean any entity other than a Subsidiary, if the Company and/or one of more Subsidiaries own not less than 50% of such entity.

     (b) "Award" shall mean any award of an Option, a SAR, a Restricted Share or a Stock Unit under the Plan.

     (c) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

     (d) "Change in Control" shall mean the occurrence of any of the following events:

           (i) A change in the composition of the Board of Directors occurs, as a result of which fewer than two-thirds of the incumbent directors are directors who either:

                (A) Had been directors of the Company on the "look-back date" (as defined below) (the "original directors"); or

                (B) Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the "continuing directors"); or

           (ii) Any "person" (as defined below) who by the acquisition or aggregation of securities, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company;

          (iii) The consummation of a merger or consolidation of the Corporation with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

          (iv) The sale, transfer or other disposition of all or substantially all of the Company's assets.

     For purposes of subsection (d)(i) above, the term "look-back" date shall mean the later of (1) March 20, 2000 or (2) the date 24 months prior to the date of the event that may constitute a Change in Control.

     For purposes of subsections (d)(ii) above, the term "person" shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and
(2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Stock.

     Any other provision of this Section 2(d) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

     (e)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (f) "Committee" shall mean the committee designated by the Board of Directors, which is authorized to administer the Plan, as described in Section 3 hereof.

     (g)  "Company" shall mean Tvia, Inc., a Delaware corporation.

     (h) "Consultant" shall mean a consultant or advisor who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor or a member of the board of directors of a Parent or a Subsidiary who is not an Employee. Service as a Consultant shall be considered Service for all purposes of the Plan.

     (i) "Employee" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

     (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (k) "Exercise Price" shall mean, in the case of an Option, the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of a SAR, shall mean an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

     (l) "Fair Market Value" with respect to a Share, shall mean the market price of one Share of Stock, determined by the Committee as follows:

          (i) If the Stock was traded over-the-counter on the date in question but was not traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

          (ii) If the Stock was traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last reported sale price quoted for such date by The Nasdaq Stock Market;

          (iii) If the Stock was traded on a United States stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report; and (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

     (m)  "ISO" shall mean an employee incentive stock option described in
Section 422 of the Code.

     (n) "Nonstatutory Option" or "NSO" shall mean an employee stock option that is not an ISO.

     (o) "Offeree" shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

     (p) "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

     (q) "Optionee" shall mean an individual or estate who holds an Option or SAR.

     (r) "Outside Director" shall mean a member of the Board of Directors who is not a common-law employee of the Company, a Parent or a Subsidiary. Service as an Outside Director shall be considered Service for all purposes of the Plan, except as provided in the second sentence of Section 4(a).

     (s) "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.

     (t)   "Participant" shall mean an individual or estate who holds an Award.

     (u) "Plan" shall mean this 2000 Stock Incentive Plan of Tvia, Inc., as amended from time to time.

     (v) "Purchase Price" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

     (w)   "Restricted Share" shall mean a Share awarded under the Plan.

     (x) "Restricted Share Agreement" shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Shares.

     (y)   "SAR" shall mean a stock appreciation right granted under the Plan.

     (z) "SAR Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

     (aa) "Service" shall mean service as an Employee, Consultant or Outside Director.

     (bb)  "Share" shall mean one share of Stock, as adjusted in accordance with
Section 9 (if applicable).

     (cc)  "Stock" shall mean the Common Stock of the Company.

     (dd) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his Option.

     (ee) "Stock Purchase Agreement" shall mean the agreement between the Company and an Offeree who acquires Shares under the Plan that contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

     (ff) "Stock Unit" shall mean a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan.

     (gg) "Stock Unit Agreement" shall mean the agreement between the Company and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.

     (hh) "Subsidiary" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     (ii) "Total and Permanent Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted, or can be expected to last, for a continuous period of not less than 12 months.

SECTION 3.  ADMINISTRATION.

     (a) Committee Composition. The Plan shall be administered by the Committee. The Committee shall consist of two or more directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy

          (i) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

          (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

     (b) Committee for Non-Officer Grants. The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not satisfy the requirements of Section 3(a), who may administer the Plan with respect to Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and may determine all terms of such grants. Within the limitations of the preceding sentence, any reference in the Plan to the Committee shall include such committee or committees appointed pursuant to the preceding sentence.

     (c) Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

     (d) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

          (i)  To interpret the Plan and to apply its provisions;

          (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

          (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

          (iv) To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;

          (v)    To select the Offerees and Optionees;

          (vi) To determine the number of Shares to be offered to each Offeree or to be made subject to each Option;

          (vii) To prescribe the terms and conditions of each award or sale of Shares, including (without limitation) the Purchase Price, the vesting of the award (including accelerating the vesting of awards) and to specify the provisions of the Stock Purchase Agreement relating to such award or sale;

          (viii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, the vesting or duration of the Option (including accelerating the vesting of the Option), to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

          (ix) To amend any outstanding Stock Purchase Agreement or Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Offeree or Optionee who entered into such agreement;

          (x) To prescribe the consideration for the grant of each Option or other right under the Plan and to determine the sufficiency of such consideration;

          (xi) To determine the disposition of each Option or other right under the Plan in the event of an Optionee's or Offeree's divorce or dissolution of marriage;

          (xii) To determine whether Options or other rights under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

          (xiii) To correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Stock Option Agreement or any Stock Purchase Agreement; and

          (xiv) To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Options or other rights under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

SECTION 4.  ELIGIBILITY.

     (a) General Rule. Only Employees shall be eligible for the grant of ISOs. Only Employees, Consultants and Outside Directors shall be eligible for the grant of Restricted Shares, Stock Units, NSOs or SARs, and grants to Outside Directors shall comply with the provisions of Section 4(b).

     (b) Outside Directors. Any other provision of the Plan notwithstanding, the participation of Outside Directors in the Plan shall be subject to the following restrictions:

          (i) Outside Directors shall only be eligible for the grant of Restricted Shares, Stock Units, Nonstatutory Options and SARs.

          (ii) Each Outside Director who first joins the Board of Directors after the date of adoption of the Plan shall receive a Nonstatutory Option to purchase 25,000 Shares (subject to adjustment under Section 12) on the first business day after his or her election to the Board of Directors.

          (iii) On the first business day following the conclusion of each regular annual meeting of the Company's stockholders after such Outside Director's appointment or election to the Board of Directors, commencing with the annual meeting occurring after the adoption of the Plan, each Outside Director who will continue serving as a member of the Board of Directors thereafter shall receive an Option to purchase 10,000 Shares, subject to adjustment under Section 12. Each Outside Director who is not elected at a regular annual meeting of the Company's stockholders shall receive an Option to purchase a pro rata portion of 10,000 Shares within ten business days of his or her election or appointment based on the number of full months remaining from date of election or appointment until the next regular annual meeting of the Company's stockholders divided by 12. Any fractional shares resulting from such calculation shall be rounded up to the nearest whole number.

          (iv) The Exercise Price of all Nonstatutory Options granted to an Outside Director under this Section 4(b) shall be equal to 100% of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Section 9(a), (b) and (d).

          (v) Each Option granted under Section 4(b)(ii) shall vest ratably over 24 months. Except as set forth in the next succeeding sentence, each Option granted under Section 4(b)(iii) shall become exercisable in full on the first anniversary of the grant date. Each Option granted to Outside Directors who were not initially elected at a regular annual meeting of the Company's stockholders shall become exercisable in full at the next regular annual meeting of the Company's stockholders following the date of grant. Notwithstanding the foregoing, each Option that has been outstanding for not less than six months shall become exercisable in full in the event that a Change in Control occurs with respect to the Company.

          (vi) Subject to Sections 4(b)(vii) and (viii), all Nonstatutory Options granted to an Outside Director under this Section 4(b) shall terminate on the tenth anniversary of the date of grant of such Options.

          (vii) If an Optionee's Service terminates for any reason other than death, then his or her Options shall expire on the earliest of the following occasions:

                 (A) The expiration date determined pursuant to Section 4(b)(vi) above;

                 (B) The date 24 months after the termination of the Optionee's Service, if the termination occurs because of his or her Total and Permanent Disability; or

                 (C) The date six months after the termination of the Optionee's Service for any reason other than Total and Permanent Disability.

     The Optionee may exercise all or part of his or her Options at any time before the expiration of such Options under the preceding sentence, but only to the extent that such Options had become exercisable before his or her Service terminated. The balance of such Options shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of his or her Service but before the expiration of his or her Options, all or part of such Options may be exercised at any time prior to their expiration by the executors or administrators of the Optionee's estate or by any person who has acquired such Options directly from him or her by bequest, inheritance or beneficiary designation under the Plan, but only to the extent that such Options had become exercisable before his or her Service terminated.

          (viii) If an Optionee dies while he or she is in Service, then his or her Options shall expire on the earlier of the following dates:

                 (A) The expiration date determined pursuant to Section 4(b)(vi) above; or

                 (B)  The date 24 months after his or her death.

     All or part of the Optionee's Options may be exercised at any time before the expiration of such Options under the preceding sentence by the executors or administrators of his or her estate or by any person who has acquired such Options directly from him or her by bequest, inheritance or beneficiary designation under the Plan.

          (ix) Except as otherwise provided by the Committee, no Option shall be transferable by the Optionee other than by will, by written beneficiary designation or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee's guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

     (c) Limitation On Grants. No Employee or Consultant shall be granted Options to purchase more than 333,333 Shares in any fiscal year of the Company, except that Options granted to a new Employee or Consultant in the fiscal year of the Company in which his or her Service first commences shall not cover more than 416,666 Shares (in each case subject to adjustment in accordance with Section 12).

     (d) Ten-Percent Stockholders. An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(6) of the Code.

     (e) Attribution Rules. For purposes of Section 4(d) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee's brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries.

     (f) Outstanding Stock. For purposes of Section 4(d) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5. STOCK SUBJECT TO PLAN.

     (a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The maximum aggregate number of Options, SARs, Stock Units and Restricted Shares awarded under the Plan shall not exceed 2,333,333 Shares, plus the additional Shares described in Sections (b) and (c), and any Shares available for future awards under the Tvia, Inc. Amended and Restated 1999 Stock Incentive Plan (the "Prior Plan") as of the effective date of this Plan and any Shares that are represented by awards granted under the Prior Plan which are forfeited, expire or are canceled without delivery of Shares or which result in the forfeiture of Shares back to the Company, but in no event more than 10,000,000 Shares. The limitation of this Section 5(a) shall be subject to adjustment pursuant to Section 12.

     (b) Annual Increase in Shares. As of January 1 of each year, commencing with the year 2001, the aggregate number of Options, SARs, Stock Units and Restricted Shares that may be awarded under the Plan shall automatically increase by a number equal to the lesser of (i) 730,000 shares, (ii) 3% of the fully diluted outstanding shares of Stock of the Company on such date or (iii) a lesser amount determined by the Board. The aggregate number of Shares that may be issued under the Plan shall at all times be subject to adjustment pursuant to
Section 12. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

     (c) Additional Shares. If Restricted Shares or Shares issued upon the exercise of Options are forfeited, then such Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any other reason before being exercised, then the corresponding Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 5(a) and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Shares (if any) actually issued in settlement of such SARs shall reduce the number available in Section 5(a) and the balance shall again become available for Awards under the Plan. The foregoing notwithstanding, the aggregate number of Shares that may be issued under the Plan upon the exercise of ISOs shall not be increased when Restricted Shares or other Shares are forfeited.

     (d) Dividend Equivalents. Any dividend equivalents paid or credited under the Plan shall not be applied against the number of Restricted Shares, Stock Units, Options or SARs available for Awards, whether or not such dividend equivalents are converted into Stock Units.

SECTION 6. RESTRICTED SHARES

     (a) Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

     (b) Payment for Awards. Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services. To the extent that an Award consists of newly issued Restricted Shares, the Award recipient shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents, or past services rendered to the Company (or a Parent or Subsidiary), as the Committee may determine.

     (c) Vesting. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares of thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

     (d) Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders.

A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

SECTION 7. OTHER TERMS AND CONDITIONS OF AWARDS OR SALES.

     (a) Duration of Offers and Nontransferability of Rights. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree 30 days after the grant of such right was communicated to him by the Committee. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

     (b) Purchase Price. The Purchase Price shall be determined by the Committee at its sole discretion. The Purchase Price shall be payable in one of the forms described in Section 6(b).

     (c) Withholding Taxes. As a condition to the purchase of Shares, the Offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such purchase.

     (d) Restrictions on Transfer of Shares. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 8. TERMS AND CONDITIONS OF OPTIONS.

     (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee's other compensation. A Stock Option Agreement may provide that a new Option will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price in a form described in Section 9(b).

     (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 12. Options granted to an Optionee in a single fiscal year of the Company shall not cover more than 333,333 Shares, except that Options granted to a new Employee or Consultant in the fiscal year of the Company in which his or her Service first commences shall not pertain to more than 416,666 Shares.

     (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(d) and the Exercise Price of an NSO shall not be less than the par value of the Shares subject to such NSO. Subject to the foregoing in this
Section 8(c), the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 9.

     (d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

     (e) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant (five years for Employees described in Section 4(d)). A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 8(e), the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

     (f) Nontransferability. Except as otherwise provided by the Committee, during an Optionee's lifetime, his or her Option(s) shall be exercisable only by the Optionee and shall not be transferable. In the event of an Optionee's death, his or her Option(s) shall not be transferable other than by will or by the laws of descent and distribution.

     (g) Exercise of Options Upon Termination of Service. Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee's Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee's estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

     (h) Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company, subject to the following limitations:

          (i) In the case of an ISO, the acceleration of exercisability shall not occur without the Optionee's written consent.

          (ii) If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of exercisability shall not occur to the extent that either the Company's independent accountants or such other party's independent accountants determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

     (i) Leaves of Absence. An Employee's Service shall cease when such Employee ceases to be actively employed by, or a consultant or adviser to, the Company (or any subsidiary) as determined in the sole discretion of the Board of Directors. For purposes of Options, Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to ISO status, an Employee's Service will be treated as terminating 90 days after such Employee went on leave, unless such Employee's right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Company determines which leaves count toward Service, and when Service terminates for all purposes under the Plan.

     (j) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 12.

     (k) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

     (l) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

     (m) Buyout Provisions. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

SECTION 9. PAYMENT FOR SHARES.

     (a) General Rule. The entire Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Sections 9(b) through 9(g) below.

     (b) Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Optionee or his representative for more than 12 months. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

     (c) Services Rendered. At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(c).

     (d) Cashless Exercise. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

     (e) Exercise/Pledge. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

     (f) Promissory Note. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivering (on a form prescribed by the Company) a full-recourse promissory note. However, the par value of the Common Shares being purchased under the Plan, if newly issued, shall be paid in cash or cash equivalents.

     (g) Other Forms of Payment. To the extent that a Stock Option Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

SECTION 10. STOCK APPRECIATION RIGHTS.

     (a) SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

     (b) Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 12. SARs granted to any Optionee in a single calendar year shall in no event pertain to more than 333,333 Shares, except that SARs granted to a new Employee or Consultant in the fiscal year of the Company in which his or her Service first commences shall not pertain to more than 416,666 Shares. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Section 12.

     (c) Exercise Price. Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

     (d) Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

     (e) Effect of Change in Control. The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company, subject to the following sentence. If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of exercisability shall not occur to the extent that either the Company's independent accountants or such other party's independent accountants determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

     (f) Exercise of SARs. If, on the date when a SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

     (g) Special Holding Period. To the extent required by Section 16 of the Exchange Act or any rule thereunder, an SAR shall not be exercised for cash unless both it and the related Option have been outstanding for more than six months.

     (h) Special Exercise Window. To the extent required by Section 16 of the Exchange Act or any rule thereunder, an SAR may only be exercised for cash during a period which (a) begins on the third business day following a date when the Company's quarterly summary statement of sales and earnings is released to the public and (b) ends on the second business day following such date. This
Section 10(h) shall not apply if the exercise occurs automatically on the date when the related Option expires, and the Committee may determine that it shall not apply to limited SARs that are exercisable only in the event of a Change in Control.

     (i) Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the Optionee, may alter or impair his or her rights or obligations under such SAR.

SECTION 11.    STOCK UNITS.

     (a) Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient's other compensation.

     (b) Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

     (c) Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company, except as provided in the next following sentence. If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of vesting shall not occur to the extent that either the Company's independent accountants or such other party's independent accountants determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

     (d) Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Stock Units to which they attach.

     (e) Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 12.

     (f) Death of Recipient. Any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

     (g) Creditors' Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

SECTION 12.    ADJUSTMENT OF SHARES.

     (a) Adjustments. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

          (i) The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Section 5;

          (ii)   The limitations set forth in Sections 4(c), 8(b) and 10(b);

          (iii)  The number of NSOs to be granted to Outside Directors under
     Section 4(b);

          (iv) The number of Shares covered by each outstanding Option and SAR;

          (v)    The Exercise Price under each outstanding Option and SAR; or

          (vi) The number of Stock Units included in any prior Award which has not yet been settled.

Except as provided in this Section 12, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

     (b) Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

     (c) Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for:

          (i) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

          (ii) The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

          (iii) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

          (iv) Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

          (v) Settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

     (d) Reservation of Rights. Except as provided in this Section 12, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 13.    DEFERRAL OF AWARDS.

     The Committee (in its sole discretion) may permit or require a Participant to:

     a) Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books;

     b) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

     c) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

A deferred compensation account established under this Section 13 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 13.

SECTION 14.    AWARDS UNDER OTHER PLANS.

     The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under
Section 5.

SECTION 15.    PAYMENT OF DIRECTOR'S FEES IN SECURITIES.

     (a) Effective Date. No provision of this Section 15 shall be effective unless and until the Board has determined to implement such provision.

     (b) Elections to Receive NSOs, Restricted Shares or Stock Units.An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Section 15 shall be filed with the Company on the prescribed form.

     (c) Number and Terms of NSOs, Restricted Shares or Stock Units. The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board.

SECTION 16.    LEGAL AND REGULATORY REQUIREMENTS.

     Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company's securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable.

SECTION 17.    WITHHOLDING TAXES.

     (a) General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

     (b) Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash.

SECTION 18.    LIMITATION ON PARACHUTE PAYMENTS.

     (a) Scope of Limitation. This Section 18 shall apply to an Award unless the Committee, at the time of making an Award under the Plan or at any time thereafter, specifies in writing that such Award shall not be subject to this
Section 18. If this Section 18 applies to an Award, it shall supersede any contrary provision of the Plan or of any Award granted under the Plan.

     (b) Basic Rule. In the event that the independent auditors most recently selected by the Board (the "Auditors") determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a "Payment") would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in Section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount. For purposes of this Section 18, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of Section 280G of the Code.

     (c) Reduction of Payments. If the Auditors determine that any Payment would be nondeductible by the Company because of Section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within 10 days of receipt of notice. If no such election is made by the Participant within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Section 18, present value shall be determined in accordance with Section 280G(d)(4) of the Code. All determinations made by the Auditors under this Section 18 shall be binding upon the Company and the Participant and shall be made within 60 days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

     (d) Overpayments and Underpayments. As a result of uncertainty in the application of Section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company that should not have been made (an "Overpayment") or that additional Payments that will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in
Section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount subject to taxation under Section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in Section 7872(f)(2) of the Code.

     (e) Related Corporations. For purposes of this Section 18, the term "Company" shall include affiliated corporations to the extent determined by the Auditors in accordance with Section 280G(d)(5) of the Code.

SECTION 19.    NO EMPLOYMENT RIGHTS.

     No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason, with or without notice.

SECTION 20.    DURATION AND AMENDMENTS.

     (a) Term of the Plan. The amended and restated Plan, as set forth herein, shall terminate automatically on March 20, 2010 and may be terminated on any earlier date pursuant to Subsection (b) below.

     (b) Right to Amend or Terminate the Plan. The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any Option granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the person to whom the Option was granted. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules.

     (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 21.    EXECUTION.

     To record the adoption of the amended and restated Plan by the Board of Directors effective as of April 3, 2001, the Company has caused its authorized officer to execute the same.

                                    TVIA, INC.



                                    By_____________________________
                                                Michael Hoberg
                                                   Secretary

                                     PROXY

                                  TVIA, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


    The undersigned hereby authorizes KENNY LIU or MICHAEL HOBERG, as Proxies with full power in each to act without the other and with the power of substitution in each, to represent and to vote all the shares of stock the undersigned is entitled to vote at the Annual Meeting of Stockholders of Tvia, Inc. (the "Company") to be held at the Company's offices at 4001 Burton Drive, Santa Clara, California on Tuesday, August 21, 2001 at 1:00 p.m., or at any postponement or adjournment thereof, and instructs said Proxies to vote as follows:

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have the authority to vote for the election of directors, for Proposals 2, 3 and 4, and in accordance with the discretion of the Proxies on any other matters as may properly come before the Annual Meeting.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                  SIDE

                             FOLD AND DETACH HERE

    Please mark      The Board of Directors recommends a vote FOR the election
[X] votes as in      of directors and FOR Proposals 2, 3 and 4.
    this example.


This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted "FOR" the election of directors and "FOR" Proposals 2, 3 and 4.

1.  Proposal to elect Mr. R. David Dicioccio           2.  To approve an amendment to the Company's          FOR  AGAINST  ABSTAIN
    and Mr. Eli Porat as Class I directors of              Amended and Restated 2000 Stock Incentive Plan    [_]    [_]      [_]
    the Company to serve until the 2004 Annual             to increase the number of stock options granted
    Meeting of Stockholders and thereafter until           annually to each non-employee director from
    their successors are elected and qualified.            7,500 shares to 10,000 shares and to change the
                                                           vesting schedule for options granted to new
       FOR                   WITHHELD                      non-employee directors from 5 years to 24
       ALL    [_]     [_]    FROM ALL                      months.
    NOMINEES                 NOMINEES

(Instruction:  To withhold authority to vote           3.  To approve an amendment to the Company's          FOR  AGAINST  ABSTAIN
for any individual nominee, write that nominee's           Amended and Restated 2000 Stock Incentive Plan    [_]    [_]      [_]
name in the space provided below:                          to increase the number of shares automatically
                                                           made available for issuance under the plan on
                                                           January 1 of each year from 73,000 shares to
                                                           730,000 shares.

                                                       4.  To ratify the appointment of Arthur Andersen     FOR  AGAINST  ABSTAIN
                                                           LLP as the Company's independent auditors.       [_]    [_]      [_]

[_] ______________________________________             5.  In their discretion, the Proxies are authorized
    For all nominees except as noted above                 to vote upon such other business as may properly
                                                           come before the meeting or any adjournments thereof.
[_] MARK HERE IF YOU PLAN TO ATTEND THE MEETING.
                                                       PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE
[_] MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW.       ENCLOSED ENVELOPE.

                                                       Please sign where indicated below.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by an authorized officer.
                                                       If a partnership, please sign in full partnership name by an authorized person.

Signature:_____________________Date:______Signature:_________________Date:______